1
EXHIBIT 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
United States Code)

Pursuant to Section 906

of the Sarbanes-Oxley

Act of 2002 (subsections

(a) and (b) of Section 1350,

Chapter 63 of Title

18, United
States

Code),

the

undersigned

officer

of

First

BanCorp.,

a

Puerto

Rico

corporation

(the

“Company”),

does

hereby

certify,

to

such
officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 (the “Form

l0-Q”) of the Company fully complies with the
requirements

of

section

l3(a)

or

15(d)

of

the

Securities

Exchange

Act

of

1934

and

information

contained

in

the

Form

10-Q

fairly
presents, in all material respects, the financial condition and results of operations of the Company.

Date:

November 8, 2022
/s/ Orlando Berges
Name: Orlando Berges
Title: Executive Vice

President and Chief Financial Officer